Exhibit 99.1

630 Las Gallinas Ave
San Rafael, CA 94903
(415) 526-6400
For Immediate Release
July 23, 2007

	Contact:	Mark Garwood
President / CEO
Epic Bancorp
415-526-6400

Epic Bancorp Announces Quarterly Financial Results
Net Income Increases by 17.4%

San Rafael, CA, July 23, 2007—(Revising the weighted average number of shares outstanding for the three months ended June 30, 2007 from 4,026,941 to 4,024,650) Epic Bancorp (the “Company”) (NASDAQ:EPIK), the parent company for Tamalpais Bank and Epic Wealth Management, today reported its financial results for the period ending June 30, 2007. Net income for the quarter ended June 30, 2007 was $1,067,000, or $0.27 per diluted share, compared with net earnings of $909,000, or $0.23 per diluted share for the same quarter ended in 2006. The growth in earnings of $158,000 represented an increase of 17.4% over the comparable period last year. Quarterly diluted earnings per share increased 17.4% over the comparable period last year. Per share results for 2006 have been restated for the 7% stock dividend paid February 14, 2007.

Net income for the six months ended June 30, 2007 of $2,085,000 represented an increase of $284,000 or 15.8% over net income of $1,801,000 in the comparable period last year.  Year-to-date diluted earnings per share of $0.52 increased 15.6% from $0.45 in comparable period last year.

The total assets of the Company increased to $521.8 million as of June 30, 2007, up $18.3 million (3.6%) from $503.5 million as of December 31, 2006 and up $21.6 million (4.3%) from March 31, 2007.  For the three and six months ended June 30, 2007:

•	loans increased by $19.9 million (4.8%) and $12.1 million (2.9%), respectively, to $433.5 million;
•	deposits remained flat and decreased by $0.1 million (0.0%), respectively, to $369.7 million;
•	checking accounts increased by $3.1 million (16.5%) and $3.9 million (21.3%), respectively, to $22.0 million;
•	stockholders’ equity increased by $0.9 million (2.7%) and $2.1 million (6.9%), respectively, to $33.0 million; and,
•	A bank owned life insurance (BOLI) asset was purchased in the second quarter, 2007 with a book value of $10.1 million.

The Company’s net interest income before its provision for loan losses was $4,215,000 in the second quarter of 2007, a decrease of 5.3% compared to $4,450,000 in the same period in 2006.  The Company’s net interest income before its provision for loan losses for the six months ended June 30, 2007 was $8,505,000, a decrease of 3.8% compared

Epic Bancorp
Press Release
July 23, 2007

to $8,840,000 in the same period in 2006.  The decrease in net interest income was primarily attributable to a narrowing net interest margin, partially offset by an increase in earning assets.

The provision for loan losses was $54,000 in the second quarter of 2007 compared to $327,000 in the same period in 2006 and was a recovery of $32,000 for the six months ended June 30, 2007 compared to an expense of $470,000 in the same period in 2006.  As of June 30, 2007 the Company had two nonaccrual loans totaling $1.9 million.  In July 2007, one of these loans with a balance of $1.4 million paid off with full collection of principal, interest and fees.

Noninterest income in the second quarter of 2007 was $746,000, a 16.7% increase compared to $639,000 in the same period in 2006.  Noninterest income for the six months ended June 30, 2007 was $1,245,000, a 9.9% increase compared to $1,133,000 for the same period in 2006.  The increases in noninterest income were primarily due to increases in Registered Investment Advisory Services fee income and income from the BOLI asset.

Total noninterest expense in the second quarter of 2007 was $3,227,000, a 1.7 percent decrease compared to $3,282,000 for the same period in 2006.  Total noninterest expense for the six months ended June 30, 2007 was $6,502,000, a 1.9 percent decrease compared to $6,623,000 for the same period in 2006.  Personnel expenses have been controlled in the first half of 2007, as the Company has been able to grow its balance sheet while decreasing personnel expenses.

“We are pleased that our earnings in the first six months of the year are up substantially from the prior year periods,” said Mark Garwood, President / CEO.  “Although the Company has experienced pressure on its interest margin, we continued to grow our balance sheet in the second quarter.  In addition, our ongoing efforts to control expenses have been successful.

“We had a particularly strong quarterly growth in the loan portfolio while maintaining exceptionally strong asset quality.  The larger of our two nonperforming loans paid off in early July with full collection of interest and fees, and we are well protected on the remaining $500,000 loan.

“Epic Wealth Management is also contributing a greater amount to our financial results, as second quarter Registered Investment Advisory Services fee income increased 22.9% over the prior year and assets under management reached a record $282.8 million.

“We expect net income to increase in the coming quarters through increased earning assets and assets under management combined with controlled operating expenses.  We intend to leverage the infrastructure investments that we have made in prior years as both Tamalpais Bank and Epic Wealth Management are expected to gain market share with minimal increases in operating expenses.”

Epic Bancorp
Press Release
July 23, 2007

About Epic Bancorp
Epic Bancorp (www.epicbancorp.com) based in San Rafael, CA, is the parent company of Tamalpais Bank and Epic Wealth Management. The Company had $522 million in assets and $370 million in deposits as of June 30, 2007.  Shares of the Company’s common stock are traded on the NASDAQ Capital Market System under the symbol EPIK. For additional information, please contact Mark Garwood at 415-526-6400.

About Tamalpais Bank
Tamalpais Bank, a wholly owned subsidiary of Epic Bancorp, operates seven branches in Marin County and a loan production office in Santa Rosa.  The branches are located in Corte Madera, Greenbrae, Mill Valley, San Anselmo, San Rafael, Terra Linda, and Tiburon/Belvedere.

About Epic Wealth Management
Epic Wealth Management specializes in helping clients of Tamalpais Bank and other high net worth families reach their lifetime financial goals through a collaborative, comprehensive and education-oriented approach to investment management. Epic Wealth Management is located San Rafael. For additional information about Epic Wealth Management, please call 415-526-4300.

This news release contains forward-looking statements with respect to the financial condition, results of operation and business of Epic Bancorp and its subsidiaries. These include, but are not limited to, statements that relate to or are dependent on estimates or assumptions relating to the prospects of loan growth, credit quality, changes in securities or financial markets, and certain operating efficiencies resulting from the operations of Tamalpais Bank and Epic Wealth Management . These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities: (1) competitive pressure among financial services companies increases significantly; (2) changes in the interest rate environment reduce interest margins; (3) general economic conditions, internationally, nationally or in the State of California are less favorable than expected; (4) legislation or regulatory requirements or changes adversely affect the businesses in which the consolidated organization is or will be engaged;(5) the ability to satisfy the requirements of the Sarbanes-Oxley Act and other regulations governing internal controls; (6) volatility or significant changes in the equity and bond markets which can affect overall growth and profitability of our wealth management business and;  (7) other risks detailed in the Epic Bancorp filings with the Securities and Exchange Commission. When relying on forward-looking statements to make decisions with respect to Epic Bancorp, investors and others are cautioned to consider these and other risks and uncertainties.  Epic Bancorp disclaims any obligation to update any such factors or to publicly announce the results of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.

Epic Bancorp
Press Release
July 23, 2007

EPIC BANCORP AND SUBSIDIARIES
Consolidated Balance Sheets

	June 30 2007	December 31, 2006	$ Change	% Change

	(unaudited)
Assets
Cash and cash equivalents:
Cash and due from banks	$4,512,133	$3,750,262	$761,871	20.3%
Federal funds sold	876,818	8,525,772	(7,648,954)	-89.7%

Total Cash and Cash Equivalents	5,388,951	12,276,034	(6,887,083)	-56.1%
Interest-bearing time deposits in other financial institutions	1,010,075	987,305	22,770	2.3%
Investment securities
Available-for-sale	35,045,850	26,515,887	8,529,963	32.2%
Held-to-maturity, at cost	17,529,106	21,823,305	(4,294,199)	-19.7%
Federal Home Loan Bank restricted stock, at cost	4,890,300	5,891,900	(1,001,600)	-17.0%
Pacific Coast Banker’s Bank restricted stock, at cost	50,000	50,000	—	0.0%
Loans receivable	438,049,188	426,006,504	12,042,684	2.8%
Less: Allowance for loan losses	(4,594,462)	(4,671,596)	77,134	-1.7%

	433,454,726	421,334,908	12,119,818	2.9%
Bank premises and equipment, net	4,939,462	5,274,915	(335,453)	-6.4%
Accrued interest receivable	3,103,207	3,297,170	(193,963)	-5.9%
Cash surrender value of bank-owned life insurance	10,112,358	—	10,112,358	N/A
Other assets	6,258,303	6,062,952	195,351	3.2%

Total Assets	$521,782,338	$503,514,376	$18,267,962	3.6%

Liabilities and Stockholders’ Equity
Liabilities
Deposits
Noninterest-bearing deposits	$21,995,688	$18,134,565	$3,861,123	21.3%
Interest-bearing checking deposits	7,196,860	8,432,730	(1,235,870)	-14.7%
Money market and saving deposits	159,117,944	150,011,698	9,106,246	6.1%
Certificates of deposit greater than or equal to $100,000	114,422,954	129,011,093	(14,588,139)	-11.3%
Certificates of deposit less than $100,000	66,982,078	64,214,598	2,767,480	4.3%

Total Deposits	369,715,524	369,804,684	(89,160)	0.0%
Federal Home Loan Bank Advances	102,631,928	86,250,777	16,381,151	19.0%
Junior Subordinated Debentures	13,403,000	13,403,000	—	0.0%
Accrued interest payable and other liabilities	3,011,236	3,175,055	(163,819)	-5.2%

Total Liabilities	488,761,688	472,633,516	16,128,171	3.4%

Commitment and Contingencies	—	—	—	—
Stockholders’ Equity
Common stock, no par value; 10,000,000 shares authorized; 3,998,172 and 3,960,852 shares issued and outstanding at June 30, 2007 and December 31, 2006, respectively	10,483,454	10,384,816	98,638	0.9%
Paid-In-Capital	570,664	381,993	188,671	49.4%
Retained earnings	22,141,951	20,236,571	1,905,380	9.4%
Accumulated other comprehensive income/loss	(175,419)	(122,520)	(52,899)	43.2%

Total Stockholders’ Equity	33,020,650	30,880,860	2,139,790	6.9%

Total Liabilities and Stockholders’ Equity	$521,782,338	$503,514,376	$18,267,962	3.6%

Epic Bancorp
Press Release
July 23, 2007

EPIC BANCORP AND SUBSIDIARIES
Consolidated Statements of Income
For the Periods Ended June 30, 2007 and 2006

	Three Months Ended June 30,		Six Months Ended June 30,

	2007	2006	2007	2006

	(Unaudited)		(Unaudited)
Interest Income
Interest and fees on loans	$8,927,108	$8,225,153	$17,740,151	$15,676,678
Interest on investment securities	560,828	462,402	1,127,687	886,684
Interest on Federal funds sold	67,915	36,289	113,314	112,392
Interest on other investments	56,218	85,132	136,239	157,173
Interest on deposits in other financial institutions	11,514	10,988	22,770	21,730

Total Interest Income	9,623,583	8,819,964	19,140,161	16,854,657

Interest Expense
Interest expense on deposits	4,099,814	3,129,182	8,193,321	5,799,321
Interest expense on borrowed funds	1,013,515	1,008,929	1,857,484	1,769,188
Interest expense on Junior Subordinated Debentures	295,493	231,721	584,767	446,380

Total Interest Expense	5,408,822	4,369,832	10,635,572	8,014,889

Net Interest Income Before Provision for Loan Losses	4,214,761	4,450,132	8,504,589	8,839,768
Provision for Loan Losses	10,155	327,319	(76,135)	470,107

Net Interest Income After Provision for Loan Losses	4,204,606	4,122,813	8,580,724	8,369,661

Noninterest Income
Gain on sale of loans, net	258,617	321,077	417,055	530,307
Loss on sale of securities, net	—	(1,820)	—	(1,820)
Loan servicing	49,161	32,882	76,189	65,195
Registered Investment Advisory Services fee income	165,230	134,432	325,223	263,058
Other income	272,514	152,851	426,812	276,483

Total Noninterest Income	745,522	639,422	1,245,279	1,133,223

Noninterest Expenses
Salaries and benefits	1,831,452	2,160,477	3,734,495	4,167,674
Occupancy	369,793	355,557	718,140	696,532
Advertising	73,671	68,541	210,303	207,071
Professional	158,194	52,205	272,584	171,005
Data processing	93,060	89,058	204,385	196,038
Equipment and depreciation	217,873	197,722	417,143	384,590
Other administrative	527,369	358,922	989,245	800,537

Total Noninterest Expense	3,271,412	3,282,482	6,546,295	6,623,447

Income Before Income Taxes	1,678,716	1,479,753	3,279,708	2,879,437
Provision for Income Taxes	611,624	570,507	1,194,688	1,078,583

Net Income	$1,067,092	$909,246	$2,085,020	$1,800,854

Earnings Per Share
Basic	$0.27	$0.23	$0.52	$0.46

Diluted	$0.27	$0.23	$0.52	$0.45

Epic Bancorp
Press Release
July 23, 2007

EPIC BANCORP AND SUBSIDIARIES
Selected Ratios and Other Data
Unaudited
(Dollars in Thousands Except Per Share Amounts)

	At or For the Three Months Ended June 30,		At or For the Six Months Ended June 30,

	2007	2006	2007	2006

Profitability Ratios:
Return on average assets	0.84%	0.75%	0.83%	0.76%
Return on average equity	13.07%	12.80%	12.99%	12.87%
Net Interest Margin	3.44%	3.76%	3.51%	3.84%
Efficiency ratio	66.0%	64.5%	67.1%	66.4%
Other Information:
Average total assets	$510,302	$486,106	$504,725	$475,495
Average interest earning assets	$491,076	$475,144	$488,863	$463,972
Average equity	$32,670	$28,407	$32,113	$27,989
Average Basic Shares Outstanding	3,987,981	3,951,153	3,975,848	3,948,281
Average Diluted Shares Outstanding	4,024,650	3,995,370	4,015,945	3,967,875
Basic earnings per share	$0.27	$0.23	$0.52	$0.46
Diluted earnings per share	$0.27	$0.23	$0.52	$0.45

	At June 30, 2007	At December 31, 2006

Share Information:
Book value per share	$8.26	$7.80
Shares outstanding	3,998,172	3,960,852
Asset Quality Information:
Non-performing loans	$1,921	$—
Other real estate owned	—	—
Allowance for loan losses	$4,594	$4,672
Non-performing loans / total loans	0.44%	0.00%
Non-performing assets / total assets	0.37%	0.00%
Allowance for loan losses / loans outstanding	1.05%	1.10%
Allowance for loan losses / non-accrual loans	239.17%	N/A
Tamalpais Bank Capital Ratios:
Tier 1 leverage ratio	8.89%	8.62%
Tier 1 risk based capital ratio	9.81%	9.70%
Total risk based capital ratio	10.80%	10.75%

Epic Bancorp
Press Release
July 23, 2007

EPIC BANCORP AND SUBSIDIARIES
Average Balance Sheets (Unaudited)

	For the Three Months Ended

	6/30/07			6/30/06

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$49,824	$561	4.52%	$46,838	$462	3.96%
Other investments	4,885	56	4.60%	6,024	85	5.66%
Interest bearing deposits in other financial institutions	1,108	12	4.34%	1,123	11	3.93%
Federal funds sold	5,065	68	5.38%	2,926	36	4.93%
Loans (2)	430,194	8,927	8.32%	418,233	8,225	7.89%

Total Interest Earning Assets	491,076	9,624	7.86%	475,144	8,819	7.44%
Allowance for loan losses	(4,612)			(4,515)
Cash and due from banks	4,200			4,915
Net premises, furniture and equipment	4,957			4,723
Other assets	14,681			5,839

Total Assets	$510,302			$486,106

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,710	12	0.62%	$7,030	11	0.63%
Savings deposits (3)	157,971	1,775	4.51%	160,968	1,575	3.92%
Time deposits	179,728	2,313	5.16%	145,506	1,543	4.25%
Other borrowings	93,077	1,014	4.37%	112,425	1,009	3.60%
Junior Subordinated Debentures	13,403	295	8.83%	10,826	231	8.56%

Total Interest Bearing Liabilities	451,889	5,409	4.80%	436,755	4,369	4.01%
Noninterest deposits	22,398			17,627
Other liabilities	3,345			3,317

Total Liabilities	477,632			457,699
Shareholders’ Equity	32,670			28,407

Total Liabilities and Shareholders’ Equity	$510,302			$486,106

Net interest income		$4,215			$4,450

Net interest spread (4)			3.06%			3.43%
Net interest margin (5)			3.44%			3.76%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.

Epic Bancorp
Press Release
July 23, 2007

EPIC BANCORP AND SUBSIDIARIES
 Average Balance Sheets (Unaudited)

	For the Six Months Ended

	6/30/07			6/30/06

(dollars in thousands)	Average Balance	Interest Income/ Expense	Yields Earned/ Paid	Average Balance	Interest Income/ Expense	Yields Earned/ Paid

Assets
Investment securities - taxable (1)	$49,859	$1,128	4.56%	$46,127	$887	3.88%
Other investments	5,078	136	5.40%	6,064	157	5.22%
Interest bearing deposits in other financial institutions	1,067	23	4.35%	1,122	22	3.95%
Federal funds sold	4,318	113	5.28%	4,961	112	4.55%
Loans (2)	428,541	17,740	8.35%	405,698	15,677	7.79%

Total Interest Earning Assets	488,863	19,140	7.90%	463,972	16,855	7.33%
Allowance for loan losses	(4,647)			(4,397)
Cash and due from banks	4,573			5,464
Net premises, furniture and equipment	5,027			4,699
Other assets	10,909			5,757

Total Assets	$504,725			$475,495

Liabilities and Shareholders’ Equity
Interest bearing checking	$7,814	24	0.62%	$7,062	22	0.63%
Savings deposits (3)	154,856	3,466	4.51%	160,735	2,940	3.69%
Time deposits	184,014	4,703	5.15%	141,930	2,838	4.03%
Other borrowings	88,613	1,857	4.23%	106,256	1,769	3.36%
Junior Subordinated Debentures	13,403	585	8.80%	10,569	446	8.51%

Total Interest Bearing Liabilities	448,700	10,635	4.78%	426,552	8,015	3.79%
Noninterest deposits	20,259			17,609
Other liabilities	3,653			3,345

Total Liabilities	472,612			447,506
Shareholders’ Equity	32,113			27,989

Total Liabilities and Shareholders’ Equity	$504,725			$475,495

Net interest income		$8,505			$8,840

Net interest spread (4)			3.12%			3.54%
Net interest margin (5)			3.51%			3.84%

(1)	The yields for securities were computed using the average amortized cost and therefore do not give effect for changes in fair value.

(2)	Loans, net of unearned income, include non-accrual loans but do not reflect average reserves for possible loan losses.

(3)	Savings deposits include Money Market accounts.

(4)	Net interest spread is the interest differential between total interest earning assets and total interest-bearing liabilities.

(5)	Net interest margin is the net yield on average interest earning assets.